UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2009

______________

SAFE TECHNOLOGIES INTERNATIONAL INC.

 (Exact name of registrant as specified in its charter)

______________

Delaware	000-17746	22-2824492
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

123 NW 13 Street, Suite 30408, Boca Raton, FL 33432

 (Address of Principal Executive Office) (Zip Code)

561-400-3414

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

Resignation of Director

Valda Reinbergs, one of our directors, has resigned her position as a director, effective February 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe Technologies International, Inc.

By:	/s/ RANDI SWATT
Randi Swatt acting Chief Executive Officer

Date:  March 12, 2009